SCHEDULE 14A INFORMATION (Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the registrant ☐
Filed by a party other than the Registrant ☒

Check the appropriate box:

☒ Preliminary proxy statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive proxy statement
☐ Definitive additional materials
☐ Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

VIREXX MEDICAL CORP.
(Name of Registrant as Specified in Its Charter)

SMETEK, VAN HORN & CORMACK, INC.
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

☒ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
    (1) Title of each class of securities to which transaction applies:
    (2) Aggregate number of securities to which transaction applies:
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
    (4) Proposed maximum aggregate value of transaction:
    (5) Total fee paid:

☐ Fee paid previously with preliminary materials.
☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
    (1) Amount previously paid:
    (2) Form, schedule or registration statement no.:
    (3) Filing party:
    (4) Date filed:

NOTICE AND CALL FOR A NON-MANAGEMENT SOLICITATION OF STOCKHOLDERS AND PROXY
FOR
VIREXX MEDICAL CORP.

On February 22, 2007, the Board of Directors of Virexx Medical Corp. (hereinafter "REX" or the "Company"), a corporation organized under the laws of the Province of Alberta, Canada, called for an Annual Meeting of stockholders of record as of March 19, 2007 (the "Record Date") to be held on May 3, 2007. This notice constitutes a non-management solicitation of stockholders of Virexx Medical Corp. (this "Notice and Proxy") and is being furnished to you by Smetek, Van Horn & Cormack, Inc. (the "Solicitor") in connection with a solicitation of written notification and proxies from the holders of common stock, no par value per share (the "Common Stock") of Virexx Medical Corp. to take the following actions at the Annual Meeting of stockholders of REX of the following proposals (the "Solicitor Proposals"):

1. The undersigned holder of Common Stock of record as of the Record Date, of Virexx Medical Corp., does hereby solicit Proxies of stockholders of REX as of the Record Date to vote in favor of the Solicitor Proposals at the Annual Meeting of stockholders on May 3, 2007, including any adjournments or postponements thereof (the "Annual Meeting") for the purpose of considering the Solicitor’s Proposals described below

2. The undersigned holder of Common Stock of REX hereby appoints the Solicitor, by proxy for the undersigned, with full powers of substitution, to represent the undersigned and to vote on behalf of the undersigned all shares of Common Stock of REX that the undersigned is entitled to vote at the Annual Meeting of stockholders in the following manner:

A. To remove (i) all six (6) members of REX's Board of Directors (the "Board of Directors"), and (ii) any other person or persons (other than the persons elected at the Annual Meeting) elected or appointed to the Board of Directors prior to the Annual Meeting to fill any newly-created directorship or vacancy on the Board of Directors or otherwise.

B. To elect Michael P. Marcus, Peter P. Smetek, Jr. and Yves Cohen (collectively, the "Nominees") as directors of REX to serve until their respective successors are duly elected and qualified.

C. To repeal any amendment to the By-laws adopted by the REX Board of Directors subsequent to March 15, 2007.

D. To transact such business as may properly come before the Annual Meeting.

The Solicitor asks that the REX stockholders grant Solicitor authority at the Annual Meeting of stockholders to act on their behalf as their Proxy to vote their shares FOR and in favor of the Solicitor Proposals as indicated on the accompanying Notice and Proxy at the Annual Meeting by marking the enclosed Notice and Proxy FOR each of the Solicitor Proposals, signing and dating the Proxy, and returning it promptly in accordance with the instructions set forth below.

This Notice and Proxy Statement and the enclosed Notice and Proxy form are first being furnished to REX's stockholders as of the Record Date on or about March __, 2007.

SUMMARY OF NOTICE AND PROXY PROCEDURE

On February 22, 2007, subsequent to the Solicitor filing its Schedule 13D on February 14, 2007 and the amended Schedule 13D on February 21, 2007, the Board of Directors of REX called for an Annual Meeting of stockholders of REX to be held on May 3, 2007.

Pursuant to this Notice and Proxy Statement, the Solicitor, based upon this non-management solicitation, hereby solicits the stockholders of REX to vote FOR and in favor of the Solicitor Proposals to effect the change of the Board of Directors of the Company. The Solicitor does not intend to deliver the Notice and Proxy until after this Notice and Proxy Statement is declared effective by the United States Securities and Exchange Commission ("SEC").

The Solicitor is making this non-management solicitation because of the acts of the management and the Board of Directors of REX and specifically the determination by REX management and Board of Directors to proceed with an offering the REX Common Stock together with warrants at terms and conditions adversely effecting REX stockholders, in breach of their fiduciary duties. The management and Board of Directors of REX determined to proceed with their planned inequitable offering after having notice of Solicitor’s offer, together with that of other REX stockholders, to provide funding to REX at more advantageous terms and after the Board of Directors of REX had notice that the Solicitor intended to seek a change in the REX Board of Directors and the replacement of all six (6) members of the Board and the appointment or election of the Nominees.

Once the Solicitor obtains the majority of the notices and proxies from the outstanding stockholders of REX, the Solicitor will vote such stockholder’s shares of REX Common Stock in favor of the Solicitor Proposals at the Annual Meeting of stockholders. The Solicitor Proposals will become effective, assuming that Solicitor receives proxies from holders on the Record Date of a majority of the outstanding shares of REX Common Stock, which shares will be entitled to vote at the Annual Meeting on May 3, 2007, or at any adjournment or postponement, or such other date as determined in accordance with the Alberta Business Corporations Act.

To the Solicitor's knowledge, at the close of business on March 15, 2007, there were approximately 72,760,717 shares of Common Stock outstanding and entitled to vote. As of the Record Date, the Solicitor owned 500,000 shares of Common Stock and has shared voting rights to vote an additional 1,150,000 shares of Common Stock, representing in the aggregate approximately 2.27% of the voting power of the outstanding Common Stock as of the date of this Schedule 14A. In addition, nine (9) other persons who own 26,094,105 additional shares of Common Stock representing in the aggregate approximately 35.86% of the voting power of the outstanding Common Stock as of the date of this Schedule 14A, including 7,018,510 shares owned of record and/or beneficially by Nominee, Michael P. Marcus, and 6,000,000 shares for which Nominee Yves Cohen has voting authority, have given Solicitor written commitments to vote in favor of Solicitor’s Proposals.

The Solicitor recommends that you agree to each of the Solicitor Proposals by marking the enclosed Proxy form appropriately, signing and dating it, and returning it promptly in the postage-paid envelope provided. Failure to sign and return your Proxy will have the same effect as voting against the Solicitor Proposals.

If your shares are held in the name of a brokerage firm, bank nominee or other institution, you should contact the person responsible for your account and give instructions for the Proxy form representing your shares to be marked, dated, signed and mailed. Only that institution can execute a Notice and Proxy form with respect to your shares held in the name of that institution and only upon receipt of specific instructions from you. The Solicitor urges you to confirm in writing your instructions to the person responsible for your account at your brokerage firm, bank nominee or other institution and to provide a copy of those instructions to the Solicitor at the address set forth below so that the Solicitor is aware of all instructions given and can attempt to ensure that those instructions are followed.

The Solicitor may determine to cease the solicitation of Notice and Proxies once he has determined that valid and unrevoked Notice and Proxies representing a majority of the voting power represented by issued and outstanding shares of Common Stock as of the Record Date have been obtained and to deliver those Notice and Proxies to REX in the manner required by Alberta Business Corporations Act. A stockholder may revoke his or her Proxy at any time before the Solicitor receives written notices constituting a majority of the outstanding shares of REX Common Stock and will thereafter be able to revoke his or her proxy at ant time before or at the Annual Meeting of stockholders.

Please return your completed Notice and Proxy form (or institution instructions), and direct any questions, to Solicitor at the following coordinates:

Solicitor: c/o Peter P. Smetek, Jr.
Smetek, Van Horn & Cormack, Inc.
1628 Marshall Street
Houston, TX 77006
Phone: (832) 443-7022 Facsimile: (713) 807-7743

WHY YOU SHOULD CONSENT TO THE SOLICITOR’S PROPOSALS

The Solicitor is concerned about the Company's current financing activities. According to the Company's most recent prospectus as filed on February 19, 2007 with SEDAR, the Company intents to raise up to CD$15,000,000 under terms not optimal for the benefits of the current REX stockholders. The Solicitor disagrees in particular with the Company's effort to restrict current REX stockholders from participating in this offering. In addition, according to the Company's most recent SEC and SEDAR filings, the Company may also seek to obtain funds from possible future public or private sales of securities. The Solicitor would consider such a sale currently to be inadvisable given the Company's low stock price and the fact that Solicitor and other persons who are holders of significant positions in REX Common Stock have offered to purchase shares of REX Common Stock at more favorable terms and conditions and at higher prices than in the contemplated February 19, 2007 prospectus.

The Solicitor believes that REX has substantial inherent value, and sufficient working capital to meet its business objectives, if properly focused. The Solicitor is proposing the removal of all persons serving on the Board of Directors and replacing such directors with directors that are independent of the Company's current management. If the Notice and Proxy solicitation is successful, the Solicitor is hopeful that the reconstituted Board of Directors will direct management to: (i) institute a significant cost cutting program, reduction of Company management; (ii) preserve the Company's existing cash and cash equivalents which was CD$10,922,341 as of the most recent interim report for the period ended September 30, 2006; (iii) focus the Company's remaining existing financial and human resources on completing the ongoing pivotal phase III clinical trial of OvaRex MAb and Phase II trial for OvaRex MAb in conjunction with frontline chemotherapy; and (iv) as a consequence, hopefully avoid the need for any immediate dilutive financing transaction(s) at unsatisfactory terms and conditions.

THE SOLICITOR PROPOSALS

The Solicitor is seeking written Notice and Proxies from the holders of shares of Common Stock for the Annual Meeting of the stockholders of REX, to remove all six (6) members of the Board of Directors of REX, to elect the Solicitor Nominees and adopt the other Solicitor Proposals and to take the following actions as permitted under the Alberta Business Corporations Act, the rules and regulations of the SEC and the Company's By-Laws. The effectiveness of each of the Solicitor Proposals is subject to, and conditioned upon, the adoption of each of the other Solicitor Proposals by the holders of record, as of the close of business on the Record Date, of a majority of the voting power of the shares of Common Stock then outstanding.

Annual Meeting of Stockholders-Solicitor Proposals

Resolved, that the stockholders owning a majority of the shares of Common Stock of REX issued and outstanding as of the Record Date do hereby vote in favor of the Solicitor Proposals as follows.

Board Removal Proposal

This proposal would remove each of the current six (6) members of the Board of Directors and any other persons elected or appointed to the REX Board of Directors prior to the date of the Annual Meeting of stockholders.

The text of the resolution is as follows:

RESOLVED, that (1) each of the six (6) current member of the Board of Directors of REX, and (2) any other person or persons (other than the Nominees elected pursuant to this Notice and Proxy) elected or appointed to the Board of Directors of REX prior to the date of the Annual Meeting and the effective time of this resolution, in addition to or in lieu of any of such current members to fill any newly created directorship or vacancy on the Board of Directors of REX, or otherwise, is hereby removed and the office of each such member of the Board of Directors of REX is hereby declared vacant.

The Alberta Business Corporations Act provides that directors of REX may be removed, with or without cause, by the holders of a majority of the shares of stock then entitled to vote at an election of the directors. This Solicitor Proposal would remove Dr. Lorne J. Tyrrell, Jacques R. Lapointe, Bruce D. Bryden, Thomas E. Brown, Dr. Jean Claude Gonneau and Douglas Gilpin, the six (6) persons constituting all of the current directors, so that the three (3) Solicitor Nominees would, if elected, constitute all of the members of the Board of Directors. Each member of the Board of Directors would then serve until a successor is elected and qualified or until he resigns or is removed.

Director Election Proposal

This proposal would elect Michael P. Marcus, Peter P. Smetek, Jr., and Yves Cohen (the "Nominees") as directors of REX. The text of the resolution is as follows:

RESOLVED, that Michael P. Marcus, Peter P. Smetek, Jr., and Yves Cohen are hereby elected as directors of REX, to serve until their respective successors are duly elected and qualified.

The Solicitor seeks to replace Dr. Lorne J. Tyrrell, Jacques R. Lapointe, Bruce D. Bryden, Thomas E. Brown, Dr. Jean Claude Gonneau and Douglas Gilpin with the three (3) Solicitor Nominees. Pursuant to this Solicitor Proposal, the three (3) Nominees would, if elected, constitute all of the members of the Board of Directors. The Solicitor proposes that the Nominees named above, once elected, serve until the next annual meeting of the stockholders and until their successors have been duly elected and qualified. Each of the Nominees has executed and a consent to serve as a director of REX if elected. See "Certain Information Regarding the Solicitor and the Nominees" for more information about the Nominees.

By-Laws Proposal

This proposal would repeal each provision of any amendment to the By-Laws adopted on or after to March 15, 2007 (the day the Solicitor delivered this Notice and Proxy to REX reflecting Solicitor intention to seek a change in the Board of Directors, and the date of filing of this Notice and Proxy solicitation documents for review by the Securities and Exchange Commission and prior to the effectiveness of the Solicitor Proposals. This Solicitor proposal is designed to prevent the existing Board of Directors from taking actions to amend the By-laws which might prevent the stockholders from accomplishing the objectives described in this Notice and Proxy Statement. Pursuant to this proposal, any amended By-laws, if adopted by the present Board of Directors of REX, would be repealed upon effectiveness of the Solicitor Proposals. If the current Board of Directors adopts any other material amendments to the By-laws, such amendments would be repealed upon effectiveness of the Solicitor Proposals. The Solicitor will provide stockholders with additional materials regarding any amended and restated By-laws, if adopted by the Board of Directors. The text of the resolution is as follows:

RESOLVED, that all By-laws adopted on or after March 15, 2007, and prior to the effectiveness of this resolution are null and void and of no force and effect.

The Alberta Business Corporations Act provides in Section 102 as follows:

"(1) the directors may, by resolution, make, amend or repeal any bylaws that regulate the business or affairs of the corporation.

(2) The directors shall submit a bylaw, or an amendment or a repeal of a bylaw, made under subsection (1) to the shareholders at the next meeting of shareholders, and the shareholders may, by ordinary resolution, confirm, reject or amend the bylaw, amendment or repeal.

(3) A bylaw, or an amendment or a repeal of a bylaw, is effective from the date of the resolution of the directors under subsection (1) until it is confirmed, confirmed as amended or rejected by the shareholders under subsection (2) or until it ceases to be effective under subsection (4) and, if the bylaw is confirmed or confirmed as amended, it continues in effect in the form in which it was so confirmed.

(4) If a bylaw, or an amendment or a repeal of a bylaw, is rejected by the shareholders, or if the directors do not submit a bylaw, or an amendment or a repeal of a bylaw, to the shareholders as required under subsection (2), the bylaw, amendment or repeal ceases to be effective and no subsequent resolution of the directors to make, amend or repeal a bylaw having substantially the same purpose or effect is effective until it is confirmed or confirmed as amended by the shareholders.

(5) A shareholder entitled to vote at an annual meeting of shareholders may in accordance with section 136 make a proposal to make, amend or repeal a bylaw."

The Alberta Business Corporations Act makes clear that the stockholders of REX have the power to confirm, reject or amend any By-laws adopted by the REX Board of Directors, as provided by the By-Laws Proposal, whether or not the By-Laws so amended or repealed are known to the stockholders as of the date of this Notice and Proxy. If prior to the effectiveness of the Solicitor Proposals the Board of Directors adopts any amendments to the By-Laws that are relevant to the Solicitor Proposals, the Solicitor will forward additional solicitation materials to REX's stockholders regarding those actions.

CERTAIN INFORMATION REGARDING THE SOLICITOR AND THE NOMINEES

Set forth below are the name, age, present principal occupation and employment history of each of the Nominees for at least the past five years. The information regarding each Nominee has been furnished to the Solicitor by that Nominee. Each of the Nominees has consented to serve as a director of REX, and is at least 18 years of age.

Michael P. Marcus

During the last five years, Michael Marcus has been a private investor, managing a private hedge fund investing in a broad array of commodities and stocks, as well as private oil and gas exploration/development. Mr. Marcus had been an analyst for Reynolds Securities and Shearson Hayden Stone, two New York securities firms. Mr. Marcus was an executive vice president of Commodities Corporation, which company was bought by Goldman Sachs in 1997. Michael graduated Phi Beta Kappa from Johns Hopkins University in 1969 with a B.A. in Liberal Arts. Mr. Marcus was a director of REX from May 2006 to February 2007.

Peter P. Smetek, Jr.

Peter P. Smetek, Jr. started Smetek & Associates in 1968 and incorporated in 1981. Mr. Smetek, Jr. formed Smetek, Van Horn and Cormack, Inc. ("SVC") in 1981, a NASD Broker Dealer/SEC Registered Investment Advisor and co-founded Benchmark Asset Management and managed over $200 million in assets. Benchmark was sold to Acorn Management in 1992. Smetek, Van Horn & Cormack raised the initial partnership investment funds for Amgen Corp and Aphton Corp. SVC brought Aphton public in March of 1991. In November of 1994 Kraft Foods approached Mr. Smetek regarding his assistance in developing and then purchasing their waste food by-products conversion to animal feed company Superior AgResources. In December of 1997 Kraft entered into an agreement to sell this business to Trafalgar Holdings. Mr. Smetek is named in Who’s Who in American Executives and Professionals. Mr. Smetek as general partner of Smetek, Van Horn, & Cormack, Inc. a hedge fund with over $85 million under management is also the largest shareholder, CEO and Chairman of Larrea Biosciences, Inc., a reporting company under the Exchange Act. In addition, he is the largest shareholder in PharmaFrontier, a reporting company under the Exchange Act and the second largest shareholder in Virexx Medical.

Yves Cohen

Yves Cohen is Founder & Managing Director of Geneva Financial Services, a financial advisory company based in Geneva, Switzerland. Mr. Cohen is also co-founder of Inoks Capital Management (previously PCCM) where he was responsible for business development and operations. Prior to co-founding Inoks Capital Management, Mr. Cohen was a director at Maverick Conseils, a Swiss investment firm specialized in wealth management and real estate advisory services. Prior to Maverick, Mr. Cohen worked at Hirsch & Cie, where he was responsible for a range of successful technology and real estate investments in several emerging countries, as well as England and Switzerland. Mr. Cohen held numerous positions in other financial institutions such as the United European Bank, Discount Bank and Trust Company and UBS. Mr. Cohen graduated from Geneva University with a law degree.

Except as set forth in this Notice and Proxy Statement, to the knowledge of the Solicitor, none of the Solicitor or Nominees (i) owns beneficially, directly or indirectly any securities of REX, (ii) owns beneficially, directly or indirectly any securities of any parent or subsidiary of REX, (iii) owns any securities of REX of record but not beneficially, (iv) has purchased or sold any securities of REX within the past two years, (v) has incurred indebtedness for the purpose of acquiring or holding securities of REX, (vi) is or has within the past year been a party to any contract, arrangement or understanding with respect to any securities of REX, (vii) since the beginning of REX's last fiscal year has been indebted to REX or any of its subsidiaries in excess of $60,000 or (viii) has any arrangement or understanding with respect to future employment by REX or with respect to any future transactions to which REX or any of its affiliates will or may be a party. In addition, to the best knowledge of the Solicitor, except as set forth in this Notice and Proxy Statement, since the beginning of REX's last fiscal year, none of the Solicitor or Nominees has had or is to have a direct or indirect material interest in any transaction or proposed transaction with REX in which the amount involved exceeds $60,000.

Except as set forth in this Notice and Proxy Statement, to the knowledge of the Solicitor, none of the Nominees, since the beginning of REX's last fiscal year, has been affiliated with (i) any entity that made or received, or during REX's current fiscal year proposes to make or receive, payments to or from REX or its subsidiaries for property or services in excess of 5% of either REX's or that entity's consolidated gross revenues for its last full fiscal year, or (ii) any entity to which REX or its subsidiaries was indebted at the end of REX's last full fiscal year in an aggregate amount exceeding 5% of REX's total consolidated assets at the end of such year. Except as set forth in this Notice and Proxy Statement, none of the Nominees is or during REX's last fiscal year has been affiliated with any law or investment banking firm that has performed or proposes to perform services for REX.

To the knowledge of the Solicitor, none of the corporations or organizations in which each of the Nominees has conducted his principal occupation or employment was a parent, subsidiary or other affiliate of REX, and no Nominee holds any position or office with REX or has any family relationship with any executive officer or director of REX or has been involved in any proceedings, legal or otherwise, of the type required to be disclosed by the rules governing this solicitation.

THE NOTICE AND PROXY PROCEDURE

Section 136 of the Alberta Business Corporations Act provides that stockholder proposals be submitted to a corporation for vote by stockholders at a meeting of stockholders, including proposals for the nomination of directors. Specifically, Section 136(4) of the Alberta Business Corporations Act provides as follows:

"A proposal may include nominations for the election of directors if the proposal is signed by one or more registered holders of shares representing in the aggregate not less than 5% of the shares or 5% of the shares of a class of shares of the corporation entitled to vote at the meeting to which the proposal is to be presented, or by beneficial owners of shares representing in the aggregate the same percentage of shares, but this subsection does not preclude nominations made at a meeting of shareholders."

The Solicitor, together with other persons who are registered holders of shares of Common Stock representing not less than 5% of the shares entitled to vote at the Annual Meeting have proposed to the Company in writing that Solicitor’s Nominees be elected to the Board of Directors and that the present members of the Board of Directors be removed. This Notice and Proxy sets forth the Solicitor Proposals to be considered. In addition to the Solicitor, other persons who are registered holders of 26,094,105 additional shares of Common Stock, representing in the aggregate approximately 35.86% of the voting power of the outstanding REX Common Stock, including 7,018,510 shares owned of record and/or beneficially by Nominee, Michael P. Marcus, and 6,000,000 shares for which Nominee Yves Cohen has voting authority, have given Solicitor written commitments to vote FOR and in favor of Solicitor’s Proposals.

This Notice and Proxy must be delivered to the Solicitor, Smetek, Van Horn & Cormack, Inc., c/o Peter P. Smetek, Jr., 1628 Marshall Street, Houston, TX 77006: Phone: (832) 443-7022 Facsimile: (713) 807-7743, prior to the date of the Annual Meeting of stockholders, in order for shares of Common Stock of REX owned by stockholders granting Solicitor their Proxies to vote FOR and in favor of Solicitor Proposals.

Pursuant to Section 136(2) of the Alberta Business Corporations Act, " A corporation that solicits proxies shall set out the (shareholder) proposal(s) in the management proxy circular required by section 150 or attach the proposal to it."

The Solicitor may cease the solicitation of Notice and Proxies once Solicitor has determined that valid and unrevoked Notice and Proxies representing a majority of the voting power represented by issued and outstanding shares of Common Stock as of the Record Date have been obtained. The Solicitor intends at the Annual Meeting of stockholders of REX on May 3, 2007 to vote FOR and in favor of the Solicitor Proposals. When the Solicitor Proposals for which Notice and Proxies are given become effective, a stockholder will be unable to revoke his or her Notice but will be able to revoke his or her proxy.

Notice and Proxies may only be executed by stockholders of record on March 15, 2007. To the knowledge of the Solicitor, as of the close of business on the Record Date there were outstanding approximately 72,760,717 shares of Common Stock. Given that the Solicitor owns in the aggregate shares accounting for less than 1% of the voting power of the Common Stock, has shared voting power of 2.27% of the Common Stock and as of the date of this Notice and Proxy Statement has received in writing commitments from stockholders 26,094,105 or 35.86% of the voting power of the Common Stock, it is the intention of Solicitor to solicit Notice and Proxies of stockholders owning approximately 48% of the voting power of the outstanding shares of Common Stock, including holders of the 35.86% owned by holders from whom the Solicitor has written commitment to vote in favor of Solicitor’s Proposals. Since the Solicitor must receive Notice and Proxies from the holders of a majority of the voting power represented by REX's outstanding shares in order for the Solicitor Proposals to be adopted, a broker non-vote or direction to withhold authority to vote on the Notice and Proxy form will have the same effect as a "no" vote with respect to the Solicitor's solicitation.

NOTICE AND PROXY FORM SPECIAL INSTRUCTIONS

If you were a record holder as of the close of business on the Record Date, you may elect to Notice and Proxy to, vote in favor of, withhold or abstain with respect to each Solicitor Proposal by marking the "FOR," "AGAINST," or "ABSTAIN" box, as applicable, underneath EACH Solicitor Proposal on the accompanying Notice and Proxy form and signing, dating and returning it promptly in the enclosed postage-paid envelope. Each Notice and Proxy form will be voted in accordance with the stockholder's instruction on that Notice and Proxy form. As to the Solicitor Proposals set forth herein, stockholders may Notice and Proxy to an individual Solicitor Proposal or may withhold their Notice and Proxy by marking the proper box in the Notice and Proxy form. If any stockholder who has executed and returned the Notice and Proxy form has failed to check a box marked "FOR," "AGAINST," or "ABSTAIN" for any or all of the Solicitor Proposals, that stockholder's Notice and Proxy form will be voted in favor of that Solicitor Proposals or those Solicitor Proposals so selected. If the enclosed Notice and Proxy form is signed and returned and no direction is given, it will be voted in favor of all of the Solicitor Proposals. If the Notice and Proxy form is signed and returned and not dated, it will be dated on or about the date it is received.

The Solicitor recommends that you sign the attached Notice and Proxy and vote FOR each of the Solicitor Proposals. Your Notice and Proxy is important. Please mark, sign and date the enclosed Notice and Proxy form and return it promptly in the enclosed postage-paid envelope to the address set forth under "Summary of Notice and Proxy Procedure." Failure to return your Notice and Proxy form will have the same effect as voting against the Solicitor Proposals.

If your shares are held in the name of a brokerage firm, bank nominee or other institution, you should contact the person responsible for your account and give instructions for the Notice and Proxy form representing your shares to be marked, dated, signed and mailed. Only that institution can execute a Notice and Proxy form with respect to your shares held in the name of the institution and only upon receipt of specific instructions from you. The Solicitor urges you to confirm in writing your instructions to the person responsible for your account and to provide a copy of those instructions to Solicitor at the address set forth under "Summary of Notice and Proxy Procedure" so that the Solicitor is aware of all instructions given and can attempt to ensure that such instructions are followed.

The Solicitor urges each stockholder to ensure that the record holder of his or her shares marks, signs, dates and returns the enclosed Notice and Proxy form as soon as possible.

REVOCATION; COSTS OF NOTICE AND PROXY SOLICITATION

A Notice and Proxy executed by a stockholder may be revoked at any time before its exercise by submitting (i) a written, dated revocation of that Notice and Proxy or (ii) a later dated Notice and Proxy covering the same shares. A revocation may be in any written form validly signed by the record holder as long as it clearly states that the Notice and Proxy previously given is no longer effective and must be executed and delivered prior to the time that the action authorized by the executed Notice and Proxy is taken. The revocation may be delivered to Solicitor:

c/o Peter Smetek, Jr.,
Smetek, Van Horn & Cormack, Inc.
1628 Marshall Street
Houston, TX 77006
Phone: (832) 443-7022 Facsimile: (713) 807-7743

The purpose of the Solicitor's Proposals being made by the Solicitor in this Notice and Proxy Statement is to advance the interests of all of REX's stockholders. Costs related to the solicitation of Notice and Proxies to the Solicitor Proposals include expenditures for attorneys, Proxy solicitation and postage and are expected to aggregate approximately $250,000. To date, the Solicitor has incurred costs of approximately $150,000. The actual costs and expenses could be materially different than the estimate set for above, and, in particular, could be substantially higher if for any reason litigation is instituted in connection with the matters related to this Notice and Proxy Statement.

Upon the effectiveness of this Proxy Statement, the Solicitor plans to retain a proxy solicitation firm to aid in the assistance in contacting REX stockholders.

Your Notice and Proxy is important. No matter how many or how few shares you own, please grant your Notice and Proxy to the Solicitor Proposals by marking, sign, dating, and mailing the enclosed Notice and Proxy form promptly.

Smetek, Van Horn & Cormack, Inc., the Solicitor
March 15, 2007

ANNEX 1

SECURITY OWNERSHIP OF NOMINEES AND THE SOLICITOR

The table below sets forth information regarding the beneficial ownership of the Company's Common Stock as of the Record Date, March 19, 2007, by the following Nominees and the Solicitor.

Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Shares of the Company's common stock that are subject to warrants, options or other convertible securities that are presently exercisable or exercisable within 60 days of March 19, 2007 are deemed to be outstanding and beneficially owned by the person holding the warrants or stock options for the purpose of computing the percentage of ownership of that person, but are not treated as outstanding for the purpose of computing the percentage of any other person. Unless otherwise indicated, each person has sole investment and voting power with respect to the shares shown below. To the best knowledge of the Solicitor, as of March 15, 2007, the Company had approximately 72,760,717 shares of common stock outstanding.

Name	Affiliation	Voting Shares Beneficially Held	Percentage
Peter Smetek, Jr. (1)	Shareholder	1,650,000 (1)	2.35%
Michael Marcus (2)	Shareholder	5,713,333 (3)	10.09%
Yves Cohen	Shareholder	6,000,000 (4)	8.52%
Total		13,363,333	20.96%

(1) Includes shares with respect to which the holder has shared voting rights. Peter Smetek, a Nominee, is president of Smetek, Van Horn & Cormack, Inc., the Solicitor.
(2) Mr. Marcus was a former director of REX and resigned effective February 15, 2007.
(3) Includes shares owned by Canmark Trading.
(4) Includes 3,500,000 shares owned by RMS Advisors Group and 2,500,000 shares owned by THIO Investments, with respect to which Mr. Cohen has voting authority.

VIREXX MEDICAL CORP.

NOTICE AND PROXY OF NON-MANAGEMENT STOCKHOLDER SOLICITATION

THIS NOTICE AND PROXY IS SOLICITED BY SMETEK, VAN HORN & CORMACK, INC. (THE "SOLICITOR")

Unless otherwise indicated below, the undersigned, a stockholder on March 15, 2007 (the "Record Date") of Virexx Medical Corp., pursuant to this non-management solicitation by Notice and Proxy, seeks the proxies of stockholders of Virexx Medical Corp. pursuant to the Articles of Amalgamation and By-Laws of Virexx Medical Corp. as in effect .on the Record Date and the Alberta Business Corporations Act, with respect to all shares of Common Stock, no par value, of Virexx Medical Corp. (the "Common Stock"), held by the undersigned, and authorization to Solicitor to vote their shares by proxy in favor of the following proposals.

THE SOLICITOR RECOMMENDS THAT YOU VOTE IN FAVOR OF THE SOLICITOR PROPOSALS AS FOLLOWS:

Proposal 1

To remove (i) all six (6) members of REX's Board of Directors and (ii) any other person or persons elected or appointed to the Board of Directors prior to the Annual Meeting including any persons elected or appointed to fill any newly-created directorship or vacancy on the Board of Directors or otherwise.

|_| FOR |_| AGAINST |_| ABSTAIN

Proposal 2

To elect Peter Smetek, Michael Marcus and Yves Cohen (collectively, the "Nominees") as directors of REX to serve until their respective successors are duly elected and qualified (the

|_| FOR |_| AGAINST |_| ABSTAIN

Proposal 3

To repeal any amendment to the By-Laws of REX adopted by the Board of Directors on or after March 15, 2007.

|_| FOR |_| AGAINST |_| ABSTAIN

By executing this written proxy, the undersigned hereby revokes any proxy previously given.

Please sign exactly as your name as it appears on REX's stockholder list of record as of March 19, 2007. If the stock is registered in the names of two or more persons, each person should sign. Executors, administrators, trustees, guardians and attorneys-in-fact should add their titles. If signer is a corporation, please give full corporate name and have a duly authorized officer sign, stating title. If signer is a partnership, please sign in partnership by an authorized party. This proxy votes all shares held in all capacities.

________________________________
Stockholder Name as of the Record Date

________________________________
(Signature)

________________________________
(Date)

________________________________
(Title)

________________________________
(Signature, if held jointly)

THIS NOTICE AND PROXY SHALL ONLY BE VALID IF DELIVERED TO SOLICITOR AND SUBSEQUENTLY DELIVERED TO VIREXX MEDICAL CORP.

PLEASE DATE, SIGN AND MAIL THE NOTICE AND PROXY PROMPTLY, USING THE ENCLOSED ENVELOPE.